Consolidated Statements of Comprehensive Income (Loss) (USD $) In Thousands, unless otherwise specified	3 Months Ended		12 Months Ended
	Mar. 31, 2013	Mar. 31, 2012	Dec. 31, 2012	Dec. 31, 2011	Dec. 31, 2010
Net income (loss)	$ 2,960	$ 1,024	$ 5,408	$ 2,869	$ (736)
Other comprehensive income:
Foreign currency translation adjustment, net of tax	(7)	(151)	66	(409)	1,205
Total comprehensive income (loss)	(7)	(151)	66	(409)	1,205
Comprehensive income	$ 2,953	$ 873	$ 5,474	$ 2,460	$ 469